SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.  20549

                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported)   December 5,1997
                    AERO SERVICES INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)


  Louisiana                             1-10190                    72-0385274
(State or other jurisdic-       (Commission             (IRS Employer
tion of incorporation)          File Number)            Identification No.)


660 Newtown-Yardley Road., Newtown, Pennsylvania                 18940
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (215) 860-5600



                                       N/A
      (Former name or former address, if changed since last report)

Item 4.      Changes in Registrant's Certifying Accountants.

      Effective December 5, 1997, the Registrant engaged the accounting firm BDO Seidman, LLP to act as the principal accountant to audit the Registrant's financial statements.

      During the Registrant's two most recent fiscal years and any subsequent interim period prior to the date on which the Registrant engaged such firm, the Registrant did not consult such firm, nor did anyone acting on the Registrant's behalf consult such firm, regarding any matter described in Item 304(a)(2)(i) or
(ii) of Regulation S-K

Item 7.      Financial Statements and Exhibits

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    None.


































                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AERO SERVICES
INTERNATIONAL, INC.


Date: December 10, 1997
BY:_______________________________
                                                Paul R. Slack
                                                Chief Accounting Officer